EXHIBIT 10.1

THIRD AMENDMENT

THIRD AMENDMENT, dated as of August 16, 2006 (the “Amendment”), to the Seventh Amended and Restated Credit Agreement, dated as of July 8, 2004 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among IRON MOUNTAIN INCORPORATED, a Delaware corporation (the “Company”), IRON MOUNTAIN CANADA CORPORATION, a company organized under the laws of the Province of Nova Scotia, the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”), [BANK OF AMERICA, N.A.], as syndication agent, WACHOVIA BANK, NATIONAL ASSOCIATION and THE BANK OF NOVA SCOTIA, as co-documentation agents, JPMORGAN CHASE BANK, TORONTO BRANCH, as Canadian Administrative Agent, JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and J.P. MORGAN SECURITIES INC., as arranger and bookrunner.

W I T N E S S E T H:

WHEREAS, the Company, the Lenders and the Administrative Agent are parties to the Credit Agreement;

WHEREAS, the Company has requested certain amendments and waivers to the Credit Agreement; and

WHEREAS, the Lenders are willing to agree to such amendments, subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Company, the Lenders and the Administrative Agent hereby agree as follows:

1.	Defined Terms.

(a)   Unless otherwise defined herein, all capitalized terms used herein shall have the meanings given to them in the Credit Agreement.

(b)   As used in this Amendment, the “Global Intercompany Transfers” refers to the following transaction:

(i)                Iron Mountain Global, Inc. contributes its 62% ownership interest in Iron Mountain Group (Europe) Ltd. to Iron Mountain (Netherlands) B.V. for additional shares in Iron Mountain (Netherlands) B.V.;

(ii)               Iron Mountain Global, Inc. contributes its 100% ownership interest in Iron Mountain Mayflower Ltd. to Iron Mountain (Netherlands) B.V. for additional shares in Iron Mountain (Netherlands) B.V.; and

(iii)              Iron Mountain Global, Inc. contributes its 100% ownership interest in Iron Mountain (Netherlands) B.V. to Iron Mountain Cayman Ltd. for additional shares in Iron Mountain Cayman Ltd.

(c)   As used in this Amendment, the “IME Intercompany Refinancing” refers to a series of transactions in which the Company, directly and indirectly through wholly owned subsidiaries, will contribute to Iron Mountain Switzerland GmbH, a wholly owned subsidiary of the Company, a loan receivable owing to the Company by Iron Mountain Europe Limited in the aggregate amount not to exceed £205 million.

2.            Amendment to Section 9.09. Section 9.09 of the Credit Agreement is hereby amended by deleting the table appearing therein in its entirety and substituting in lieu thereof the following new table:

Period	Consolidated Leverage Ratio
From June 30, 2004 through December 31, 2005	5.25 to 1
From January 1, 2006 through June 30, 2006	5.00 to 1
From July 1, 2006 through March 31, 2007	4.75 to 1
From April 1, 2007 through December 31, 2007	4.50 to 1
From January 1, 2008 and thereafter	4.25 to 1

3.            Amendment to Section 9.10. Section 9.10 of the Credit Agreement is hereby amended by deleting the table appearing therein in its entirety and substituting in lieu thereof the following new table:

Period	Domestic Leverage Ratio
From June 30, 2004 through December 31, 2005	5.50 to 1
From January 1, 2006 through March 31, 2007	5.25 to 1
From April 1, 2007 through September 30, 2007	5.00 to 1
From October 1, 2007 through December 31, 2007	4.75 to 1
From January 1, 2008 and thereafter	4.50 to 1

4.            Waivers. The Lenders hereby waive Sections 9.12 and 9.24 to the extent necessary to allow for the sales, assignments and transfers contemplated by the Global Intercompany Transfers. Further, the Lenders hereby waive section 9.24 to the extent necessary to allow for the transactions contemplated by the IME Intercompany Refinancing. The Lenders further acknowledge and agree that the Global Intercompany Transfer and the IME Intercompany Refinancing shall not affect any computation of the available “basket” amount in Section 9.24 (net of any cash returns on any such Investments and any reductions in any such Guaranties received or made after August 16, 2006).

5.            Representations and Warranties. On and as of the date hereof, the Company hereby confirms, reaffirms and restates the representations and warranties set forth in Section 8 of the Credit Agreement mutatis mutandis, except to the extent that such representations and warranties

2

expressly relate to a specific earlier date in which case the Company hereby confirms, reaffirms and restates such representations and warranties as of such earlier date. The Company represents and warrants that, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

6.            Effectiveness. This Amendment shall become effective as of the date set forth above (the “Effective Date”) upon the satisfaction of the following conditions precedent:

(a)   Third Amendment. The Administrative Agent shall have received this Amendment executed and delivered by the Administrative Agent, the Company, and Lenders party to the Credit Agreement constituting the “Majority Lenders” thereunder (or, in the case of any Lender, a lender addendum or joinder agreement in a form specified by the Administrative Agent).

(b)   Security Documents. The Administrative Agent shall have received the Acknowledgment and Confirmation, substantially in the form of Exhibit A hereto, executed and delivered by an authorized officer of the Company, the Canadian Borrower and each Subsidiary Guarantor.

7.            Valid and Binding. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

8.            Payment of Expenses. The Company agrees to pay or reimburse the Administrative Agent for all out-of-pocket costs and expenses incurred in connection with the Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel.

9.            Reference to and Effect on the Credit Agreement; Limited Effect. On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby. This Amendment shall not constitute an amendment of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Company that would require a waiver or consent of the Lenders or the Administrative Agent. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

10.          Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

11.          Loan Document; Integration. This Amendment shall constitute a Basic Document. This Amendment and the other Basic Documents represent the agreement of the Company, the Canadian Borrower, each Subsidiary Guarantor, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Basic Documents.

12.          GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

3

13.          Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission), each of which shall be deemed to be an original, and all of which taken together shall be deemed to constitute one and the same instrument.

4

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

IRON MOUNTAIN INCORPORATED

By:	/s/ J.P. Lawrence
Name: J.P. Lawrence
Title: Senior Vice President and Treasurer

JPMORGAN CHASE BANK, as

Administrative Agent and as a Lender

By:	/s/ Robert Sacks
Name: Robert Sacks
Title: Managing Director

JPMORGAN CHASE BANK, N.A. TORONTO
BRANCH, as Canadian Administrative Agent and as a
Canadian Lender

By: /s/ Christine Chan

Name: Christine Chan
Title: Vice President

Signature page to the Third Amendment

dated as of [__________], 2006 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

HSBC Bank USA, N.A.

By: /s/ Dan Lobdell Name: Dan Lobdell Title: Vice President, Global Relationship Manager

Signature page to the Third Amendment

dated as of [__________], 2006 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

By: PPM America, Inc., as Attorney-in-fact, on behalf of Jackson National Life Insurance Company

By: /s/ David C. Wagner Name: David C. Wagner Title: Managing Director

Signature page to the Third Amendment

dated as of __________, 2006 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

Bank of America, N.A.

By: /s/ John F. Lynch Name: John F. Lynch Title: Senior Vice President

Signature page to the Third Amendment

dated as of [__________], 2006 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

National City Bank

By: /s/ Lyle P. Cunningham Name: Lyle P. Cunningham Title: Senior Vice President

Signature page to the Third Amendment

dated as of August 16, 2006 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

NATIONAL CITY BANK, CANADA BRANCH

By: /s/ Caroline Stade Name: Caroline Stade Title: Senior Vice President By: /s/ Bill Hines Name: Bill Hines Title: Senior Vice President & Principal Officer

Signature page to the Third Amendment

dated as of August 14, 2006 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

PUTNAM FLOATING RATE INCOME FUND

By: See Following Page Name: Title:

PUTNAM FLOATING RATE INCOME FUND

By: /s/ Beth Mazor Name: Beth Mazor Title: V.P.

Signature page to the Third Amendment

dated as of August 14, 2006 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

PUTNAM BANK LOAN FUND (CAYMAN) MASTER FUND

By: See Following Page Name: Title:

PUTNAM BANK LOAN FUND (CAYMAN) MASTER FUND, a series of the PUTNAM OFFSHORE MASTER SERIES TRUST, by The Putnam Advisory Company, LLC

By: /s/ Angela Patel Name: Angela Patel Title: Vice President

Signature page to the Third Amendment

dated as of August 14, 2006 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

PUTNAM HIGH YIELD TRUST

By: See Following Page Name: Title:

PUTNAM HIGH YIELD TRUST

By: /s/ Beth Mazor Name: Beth Mazor Title: V.P.

Signature page to the Third Amendment

dated as of August 14, 2006 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

PUTNAM VARIABLE TRUST – PVT DIVERSIFIED INCOME FUND

By: See Following Page Name: Title:

PUTNAM VARIABLE TRUST – PVT DIVERSIFIED INCOME FUND

By: /s/ Beth Mazor Name: Beth Mazor Title: V.P.

Signature page to the Third Amendment

dated as of [__________], 2006 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

Bear Stearns Corporate Lending Inc.

By: /s/ Victor Bulzacchelli Name: Victor Bulzacchelli Title: Vice President

Signature page to the Third Amendment

dated as of [__________], 2006 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

The Sumitomo Trust and Banking Co., Ltd., New York Branch

By: /s/ Elizabeth A. Quirk Name: Elizabeth A. Quirk Title: Vice President

Signature page to the Third Amendment

dated as of [__________], 2006 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

The Prudential Insurance Company of America

By: Prudential Investment Management Inc., management advisor /s/ Hubert Paul Name: Hubert Paul Title: Senior Account Associate

Signature page to the Third Amendment

dated as of [__________], 2006 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

AIM TRIMARK CANADA FUND INC. (for its TRIMARK DIVERSIFIED INCOME CLASS)

By: /s/ Rex Chong Name: AIM Funds Management Inc., in its capacity as manager of TRIMARK DIVERSIFIED INCOME CLASS of AIM Trimark Canada Fund Inc. Title: Rex Chong, Portfolio Manager

Signature page to the Third Amendment

dated as of [__________], 2006 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

TRIMARK FLOATING RATE INCOME FUND

By: /s/ Rex Chong Name: AIM Funds management Inc., in its capacity as manager of TRIMARK FLOATING RATE INCOME FUND Title: Rex Chong, Portfolio Manager

Signature page to the Third Amendment

dated as of [__________], 2006 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

Union Bank of California, N.A.

By: /s/ Albert W. Kelley Name: Albert W. Kelley Title: Vice President

Signature page to the Third Amendment

dated as of [__________], 2006 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

SOVEREIGN BANK

By: /s/ Robert H. Rivet Name: Robert H. Rivet Title: V.P.

Signature page to the Third Amendment

dated as of [8/15/06], 2006 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

VAN KAMPEN SENIOR LOAN FUND
By: Van Kampen Asset Management

By: /s/ Robert P. Drobny Name: Robert P. Drobny Title: Vice President

Signature page to the Third Amendment

dated as of [8/15/06], 2006 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

VAN KAMPEN SENIOR INCOME TRUST
By: Van Kampen Asset Management

By: /s/ Robert P. Drobny Name: Robert P. Drobny Title: Vice President

Signature page to the Third Amendment

dated as of August 16, 2006 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

UNITED OVERSEAS BANK LIMITED

By: /s/ K. Jin Koh Name: K. Jin Koh Title: General Manager

Signature page to the Third Amendment

dated as of [__________], 2006 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

UNITED OVERSEAS BANK LIMITED, NY AGENCY

By: /s/ George Lim Name: George Lim Title: FVP & General Manager By: /s/ Mario Sheng Name: Mario Sheng Title: AVP

Signature page to the Third Amendment

dated as of [__________], 2006 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

Wachovia Bank, N.A.

By: /s/ John G. Taylor Name: John G. Taylor Title: Vice President

Signature page to the Third Amendment

dated as of [__________], 2006 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

THE BANK OF NOVA SCOTIA

By: /s/ John Morale Name: John Morale Title: Managing Director

Signature page to the Third Amendment

dated as of [__________], 2006 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

JUPITER LOAN FUNDING LLC

By: /s/ Kristi Milton Name: Kristi Milton Title: Assistant Vice President

Signature page to the Third Amendment

dated as of [__________], 2006 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

GENERAL ELECTRIC CAPITAL CORPORATION, as Administrator for, GE CFS LOAN HOLDING 2006-2 LLC

By: /s/ Amanda J. van Heyst Name: Amanda J. van Heyst Title: Duly Authorized Signatory

Signature page to the Third Amendment

dated as of [__________], 2006 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

GENERAL ELECTRIC CAPITAL CORPORATION

By: /s/ Amanda J. van Heyst Name: Amanda J. van Heyst Title: Duly Authorized Signatory

Signature page to the Third Amendment

dated as of [__________], 2006 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

Citizens Bank of Massachusetts

By: /s/ Li-Mei Yang Name: Li-Mei Yang Title: Vice President

Signature page to the Third Amendment

dated as of [__________], 2006 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

Metropolitan Insurance & Investment Trust

By: /s/ James R. Dingler Name: James R. Dingler Title:

Signature page to the Third Amendment

dated as of [__________], 2006 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

Metropolitan Life Insurance Company

By: /s/ James R. Dingler Name: James R. Dingler Title:

Signature page to the Third Amendment

dated as of [__________], 2006 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

Madison Avenue CDO I, Limited By: Metropolitan Life Insurance Company, as Collateral Manager

By: /s/ James R. Dingler Name: James R. Dingler Title:

Signature page to the Third Amendment

dated as of [__________], 2006 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

FALL CREEK CLO, Ltd.

By: /s/ Thomas N. Davis Name: Thomas N. Davis Title: Authorized Signer

Signature page to the Third Amendment

dated as of [ 8/16 ], 2006 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

ING PRIME RATE TRUST
By: ING Investment Management Co. as its investment manager

By: /s/ Brian Horton Name: Brian Horton Title: SVP ING SENIOR INCOME FUND By: ING Investment Management Co. as its investment manager By: /s/ Brian Horton Name: Brian Horton Title: SVP

Signature page to the Third Amendment

dated as of [__________], 2006 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

The Bank of New York

By: /s/ Kenneth P. Sneider, Jr. Name: Kenneth P. Sneider, Jr. Title: Vice President

Signature page to the Third Amendment

dated as of August 16th, 2006 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

Webster Bank, National Association

By: /s/ Hans Jung Name: Hans Jung Title: Vice President

Signature page to the Third Amendment

dated as of [ 8/16 ], 2006 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

BNP Paribas

By: /s/ Richard Pace Name: Richard Pace Title: Managing Director By: /s/ Angela B. Arnold Name: Angela B. Arnold Title: Director

Signature page to the Third Amendment

dated as of [ Aug. 16 ], 2006 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

BNP Paribas (Canada)

By: /s/ T. Baratta Name: T. Baratta Title: Director

BABSON CLO LTD. 2004-II

BABSON CLO LTD. 2005-I

BABSON CLO LTD. 2006-I

BABSON CLO LTD. 2006-II

BABSON CLO LTD. 2006-III

SUFFIELD CLO, LIMITED

SAPPHIRE VALLEY CDO I, LTD.

By: Babson Capital Management LLC as Collateral Manager

By: /s/ Vicky S.F. Soo

Name: Vicky S.F. Soo

Title: Director

C.M. LIFE INSURANCE COMPANY

By: Babson Capital Management LLC as Investment Sub-Adviser

By: /s/ Vicky S.F. Soo

Name: Vicky S.F. Soo

Title: Director

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY By: Babson Capital Management LLC as Investment Advisor
By: /s/ Vicky S.F. Soo Name: Vicky S.F. Soo Title: Director

Signature page to the Third Amendment

dated as of [__________], 2006 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

Fidelity Central Investment Portfolios LLC: Fidelity Floating Rate Central Investment Portfolio

By: /s/ John H. Costello Name: John H. Costello Title: Assistant Treasurer

Signature page to the Third Amendment

dated as of [__________], 2006 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

Fidelity Advisor Series II: Fidelity Advisor Floating Rate High Income Fund

By: /s/ John H. Costello Name: John H. Costello Title: Assistant Treasurer

Signature page to the Third Amendment

dated as of [ Aug. 16 ], 2006 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

PPM SHADOW CREEK FUNDING LLC

By: /s/ Kristi Milton Name: Kristi Milton Title: Assistant Vice President

Signature page to the Third Amendment

dated as of [__________], 2006 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

SENIOR DEBT PORTFOLIO
By: Boston Management and Research as Investment Advisor

By: /s/ Scott H. Page Name: Scott H. Page Title: Vice President

Signature page to the Third Amendment

dated as of [__________], 2006 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

EATON VANCE SENIOR INCOME TRUST
By: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By: /s/ Scott H. Page Name: Scott H. Page Title: Vice President

Signature page to the Third Amendment

dated as of [__________], 2006 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
By: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By: /s/ Scott H. Page Name: Scott H. Page Title: Vice President

Signature page to the Third Amendment

dated as of [__________], 2006 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

EATON VANCE CDO III, LTD.
By: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By: /s/ Scott H. Page Name: Scott H. Page Title: Vice President

Signature page to the Third Amendment

dated as of [__________], 2006 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

EATON VANCE CDO VI LTD.
By: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By: /s/ Scott H. Page Name: Scott H. Page Title: Vice President

Signature page to the Third Amendment

dated as of [__________], 2006 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

Eaton Vance CDO VIII, Ltd.
By: Eaton Vance Management As Investment Advisor

By: /s/ Scott H. Page Name: Scott H. Page Title: Vice President

Signature page to the Third Amendment

dated as of [__________], 2006 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

GRAYSON & CO.
By: BOSTON MANAGEMENT AND RESEARCH AS INVESTMENT ADVISOR

By: /s/ Scott H. Page Name: Scott H. Page Title: Vice President

Signature page to the Third Amendment

dated as of [__________], 2006 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

THE NORINCHUKIN BANK, NEW YORK BRANCH, through State Street Bank and Trust Company N.A. as Fiduciary Custodian
By: Eaton Vance Management, Attorney-in-fact

By: /s/ Scott H. Page Name: Scott H. Page Title: Vice President

Signature page to the Third Amendment

dated as of [__________], 2006 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

BIG SKY III SENIOR LOAN TRUST
By: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By: /s/ Scott H. Page Name: Scott H. Page Title: Vice President

Signature page to the Third Amendment

dated as of [__________], 2006 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

EATON VANCE VT FLOATING-RATE INCOME FUND
By: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By: /s/ Scott H. Page Name: Scott H. Page Title: Vice President

Signature page to the Third Amendment

dated as of [__________], 2006 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

EATON VANCE LIMITED DURATION INCOME FUND
By: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By: /s/ Scott H. Page Name: Scott H. Page Title: Vice President

Signature page to the Third Amendment

dated as of [__________], 2006 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

EATON VANCE SENIOR FLOATING-RATE TRUST
By: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By: /s/ Scott H. Page Name: Scott H. Page Title: Vice President

Signature page to the Third Amendment

dated as of [__________], 2006 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

EATON VANCE FLOATING-RATE INCOME TRUST
By: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR

By: /s/ Scott H. Page Name: Scott H. Page Title: Vice President

Signature page to the Third Amendment

dated as of [__________], 2006 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

KZH Pondview LLC

By: /s/ Virginia Conway Name: Virginia Conway Title: Authorized Signatory

Signature page to the Third Amendment

dated as of August 16, 2006 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

Calyon New York Branch

By: /s/ Phil Schubert Name: Phil Schubert Title: Director By: /s/ Yuri Muzichenki Name: Yuri Muzichenko Title: Director

Signature page to the Third Amendment

dated as of [ Aug. 16 ], 2006 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

CHARTER VIEW PORTFOLIO
By: INVESCO Senior Secured Management, Inc. As Investment Advisor

By: /s/ Thomas H.B. Ewald Name: Thomas H.B. Ewald Title: Authorized Signatory

Signature page to the Third Amendment

dated as of [ Aug. 16 ], 2006 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

DIVERSIFIED CREDIT PORTFOLIO LTD.
By: INVESCO Senior Secured Management, Inc. as Investment Advisor

By: /s/ Thomas H.B. Ewald Name: Thomas H.B. Ewald Title: Authorized Signatory

Signature page to the Third Amendment

dated as of [ Aug. 16 ], 2006 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

AIM FLOATING RATE FUND
By: INVESCO Senior Secured Management, Inc. As Sub-Adviser

By: /s/ Thomas H.B. Ewald Name: Thomas H.B. Ewald Title: Authorized Signatory

Signature page to the Third Amendment

dated as of [ Aug. 16 ], 2006 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

INVESCO CBO 2000-1 LTD.
By: INVESCO Senior Secured Management, Inc. As Portfolio Advisor

By: /s/ Thomas H.B. Ewald Name: Thomas H.B. Ewald Title: Authorized Signatory

Signature page to the Third Amendment

dated as of [ Aug. 16 ], 2006 to the

IRON MOUNTAIN INCORPORATED

Seventh Amended and Restated Credit Agreement

NAUTIQUE FUNDING LTD.
By: INVESCO Senior Secured Management, Inc. As Collateral Manager

By: /s/ Thomas H.B. Ewald Name: Thomas H.B. Ewald Title: Authorized Signatory

EXHIBIT A

FORM OF ACKNOWLEDGMENT AND CONFIRMATION

ACKNOWLEDGMENT AND CONFIRMATION, dated as of [___________], 2006 (this “Acknowledgment and Confirmation”) made by each of the signatories hereto.

1.            Reference is made to Third Amendment, dated as of August 16, 2006 (the “Amendment”), to the Seventh Amended and Restated Credit Agreement, dated as of July 8, 2004 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among IRON MOUNTAIN INCORPORATED, a Delaware corporation (the “Company”), IRON MOUNTAIN CANADA CORPORATION, a company organized under the laws of the Province of Nova Scotia, the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”), [BANK OF AMERICA, N.A.], as syndication agent, WACHOVIA BANK, NATIONAL ASSOCIATION and THE BANK OF NOVA SCOTIA, as co-documentation agents, J.P. MORGAN BANK CANADA, as Canadian Administrative Agent, JPMORGAN CHASE BANK, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and J.P. MORGAN SECURITIES INC., as arranger and bookrunner.

2.            Each of the parties hereto hereby agrees, with respect to each Basic Document to which it is a party:

(a)           all of its obligations, liabilities and indebtedness under such Basic Document shall remain in full force and effect on a continuous basis after giving effect to the Amendment; and

(b)           all of the Liens and security interests created and arising under such Basic Document remain in full force and effect on a continuous basis after giving effect to the Amendment, as collateral security for its obligations, liabilities and indebtedness under the Credit Agreement and under its guarantees in the Basic Documents.

3.            THIS ACKNOWLEDGMENT AND CONFIRMATION SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

4.            This Acknowledgment and Confirmation may be executed by one or more of the parties hereto on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[rest of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgement and Confirmation to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

IRON MOUNTAIN INCORPORATED

By:____________________________
        Name:
        Title:

IRON MOUNTAIN CANADA CORPORATION

By:____________________________
        Name:
        Title:

SUBSIDIARY GUARANTORS

COMAC, INC.

IRON MOUNTAIN INTELLECTUAL PROPERTY MANAGEMENT, INC.

IRON MOUNTAIN GLOBAL, INC.

IRON MOUNTAIN GLOBAL, LLC

IRON MOUNTAIN INFORMATION

MANAGEMENT, INC.

MOUNTAIN REAL ESTATE ASSETS, INC.,

MOUNTAIN RESERVE II, INC.

TREELINE SERVICES CORPORATION

By:____________________________

Name:
Title:

SUBSIDIARY PLEDGORS

IRON MOUNTAIN GLOBAL, INC.

IRON MOUNTAIN GLOBAL, LLC

IRON MOUNTAIN INFORMATION

MANAGEMENT, INC.

TREELINE SERVICES CORPORATION

By:____________________________

Name:
Title:

SUBSIDIARY GUARANTORS

IRON MOUNTAIN STATUTORY TRUST – 1998

By: U.S. BANK NATIONAL ASSOCIATION, not individually but as Owner Trustee under that certain Amended and Restated Owner Trust Agreement dated as of October 1, 1998, as amended

By:______________________________

Name:
Title:

IRON MOUNTAIN STATUTORY TRUST – 1999

By: U.S. BANK NATIONAL ASSOCIATION, not individually but as Owner Trustee under that certain
Owner Trust Agreement dated as of July 1, 1999, as
amended

By:______________________________

Name:
Title:

SUBSIDIARY PLEDGORS

IRON MOUNTAIN STATUTORY TRUST – 1998

By: U.S. BANK NATIONAL ASSOCIATION, not individually but as Owner Trustee under that certain Amended and Restated Owner Trust Agreement dated as of October 1, 1998, as amended

By:______________________________

Name:
Title:

IRON MOUNTAIN STATUTORY TRUST – 1999

By: U.S. BANK NATIONAL ASSOCIATION, not individually but as Owner Trustee under that certain
Owner Trust Agreement dated as of July 1, 1999, as
amended

By:______________________________

Name:
Title: